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                                                                   Exhibit 10.16
                        FIRST AMENDMENT TO LOAN AGREEMENT

         This First Amendment to Loan Agreement, dated as of May 31, 2000 (this "Agreement"), is by and among APPLIED ANALYTICAL INDUSTRIES, INC., a Delaware corporation having its principal place of business in Wilmington, North Carolina (the "U.S. Borrower"), AAI APPLIED ANALYTICAL INDUSTRIES DEUTSCHLAND GmbH & CO., KG, a German corporation (the "German Borrower" and, together with the U.S. Borrower, the "Borrowers"), each of the subsidiaries of the U.S. Borrower identified on the signature pages hereof (the "Guarantors"), and BANK OF AMERICA, N.A., a national banking association (the "Bank").

RECITALS:

         A. Pursuant to that certain Amended and Restated Loan Agreement dated as of November 30, 1999 (the "Existing Credit Agreement"), the Bank has extended a revolving credit facility to the U.S. Borrower in the amount of up to $25,000,000 and has made a term loan to the German Borrower in the principal amount of DM 12,000,000.

         B. The Borrowers have requested that the Bank extend the maturity date under the Existing Credit Agreement until November 30, 2000.

         C. The Bank is willing to extend the maturity date under the Existing Credit Agreement until November 30, 2000 based upon and subject to the terms and conditions specified in this Agreement.

         NOW, THEREFORE, based upon the foregoing, and for good and valuable consideration, the sufficiency and receipt of which is hereby acknowledged, the parties hereby agree as follows:

                                     PART I
                                   DEFINITIONS

         SUBPART 1.1. Certain Definitions. Terms defined in the recitals of this Agreement shall have the meanings ascribed to them therein. Unless otherwise defined herein or the context otherwise requires, the following terms used in this Agreement have the following meanings (such meanings to be equally applicable to the singular and plural forms thereof):

                  "Amended Credit Agreement" means the Existing Credit Agreement as amended hereby.

                  "Effective Date" shall have the meaning ascribed to such term in Subpart 3.1.

         SUBPART 1.2. Other Definitions. Unless otherwise defined herein or the context otherwise requires, terms used in this Agreement have the meanings provided in the Amended Credit Agreement.

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                                     PART II
                     AMENDMENTS TO EXISTING CREDIT AGREEMENT

         Subject to satisfaction of the conditions specified in Part III of this Agreement, the Existing Credit Agreement is hereby amended in accordance with this Part II. Except as so amended, the Existing Credit Agreement, the Notes and the other Loan Documents shall continue in full force and effect.

         SUBPART 2.1. Borrowing Base. The definition of "Borrowing Base" in
Section 1.01 of the Existing Credit Agreement is amended in its entirety so that such definition now reads as follows:

                  "Borrowing Base" means, as of any day, the sum of (a) 80% of Eligible Receivables plus (b) the lesser of (i) 75% of Fixed Asset Value and (ii) $26,000,000 minus (c) all indebtedness for borrowed money, howsoever evidenced, or its equivalent (including but not limited to leases required to be capitalized under Generally Accepted Accounting Principles and letters of credit), other than Revolving Loans outstanding hereunder, incurred by, or issued for the benefit of, the Credit Parties (converted, if necessary, to U.S. dollars at the Bank's then applicable exchange rate); provided that (A) in the case of clauses (a) and (b)(i) above, such amounts shall be as set forth in the most recent Borrowing Base Certificate delivered to the Bank in accordance with the terms of Section 6.01(b)(3) and (B) the advance rates set forth above shall be subject to appraisals conducted from time to time by the Bank and may be increased or decreased by the Bank at any time and from time to time in the exercise of its reasonable credit judgment (it being understood that the U.S. Borrower hereby consents to any such increases or decreases and acknowledges that decreasing the advance rates or increasing the reserves may limit or restrict the availability of Revolving Loans requested by the U.S. Borrower);

         SUBPART 2.2. Maturity Date. The definition of "Maturity Date" in
Section 1.01 of the Existing Credit Agreement is amended in its entirety so that such definition now reads as follows:

                  "Maturity Date" means November 30, 2000;

         SUBPART 2.3. Revolving Loans. Section 2.01 of the Existing Credit Agreement is amended by adding the words "plus $6,000,000" following "Borrowing Base" in clause (ii) of the first sentence of such section.

         SUBPART 2.4. Commitment Extension Fee. Section 2.04 of the Existing Credit Agreement is amended by adding the following sentence to the end of such section:

                  In addition, the U.S. Borrower agrees to pay the Bank a monthly commitment extension fee in an amount equal to $3,000 per month, each such fee to be paid in advance on the first day of each calendar month, commencing June 1, 2000, and to be deemed fully earned upon becoming due and payable.

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         SUBPART 2.5. Financial Covenants. Section 6.01(p) of the Existing
Credit Agreement is amended in its entirety to read as follows:

                  (p) satisfy or cause to be satisfied the following financial tests:

                           (i) the U.S. Borrower will maintain as of the end of
                  each fiscal quarter (commencing with the fiscal quarter ending March 31, 2000) Tangible Net Worth of not less than an amount (the "Net Worth Floor") initially equal to $50,000,000, provided that the Net Worth Floor shall increase on the last day of each fiscal quarter to occur after March 31, 2000 by 50% of the net income of the U.S. Borrower and its Subsidiaries for the fiscal quarter then ending (computed on a consolidated basis and in accordance with Generally Accepted Accounting Principles), such increases to be cumulative (it being understood that the Net Worth Floor shall not decrease on the last day of any fiscal quarter as a result of negative net income for such quarter);

                           (ii) the U.S. Borrower shall maintain a Cash Flow
                  Coverage Ratio computed as of the last day of each fiscal quarter (commencing with the fiscal quarter ending March 31, 2000) of (A) with respect to the fiscal quarter ending March 31, 2000, not less than 1.00 to 1.0, (B) with respect to the fiscal quarter ending June 30, 2000, not less than 1.20 to 1.0 and (C) with respect to the fiscal quarter ending September 30, 2000, not less than 1.25 to 1.0; provided, however, that, notwithstanding the definition of Cash Flow Coverage Ratio,
                  (a) the Cash Flow Coverage Ratio as of March 31, 2000 shall be calculated using annualized EBITDA for the two fiscal quarterly periods then ended (i.e. aggregate EBITDA for the fiscal quarters ending December 31, 1999 and March 31, 2000 times 2.00) and (b) the Cash Flow Coverage Ratio as of June 30, 2000 shall be calculated using annualized EBITDA for the three fiscal quarterly periods then ended (i.e. aggregate EBITDA for the fiscal quarters ending December 31, 1999, March 31, 2000 and June 30, 2000 times 1.33);

                           (iii) the U.S. Borrower shall maintain a ratio of
                  Funded Debt to EBITDA computed as of the last day of each fiscal quarter (commencing with the fiscal quarter ending March 31, 2000) of (A) with respect to the fiscal quarter ending March 31, 2000, not greater than 3.90 to 1.0, (B) with respect to the fiscal quarter ending June 30, 2000, not greater than 3.60 to 1.0 and (C) with respect to the fiscal quarter ending September 30, 2000, not greater than 3.40 to 1.0; provided, however, that (a) the ratio of Funded Debt to EBITDA as of March 31, 2000 shall be calculated using annualized EBITDA for the two fiscal quarterly periods then ended (i.e. aggregate EBITDA for the fiscal quarters ending December 31, 1999 and March 31, 2000 times 2.00) and (b) the ratio of Funded Debt to EBITDA as of June 30, 2000 shall be calculated using annualized EBITDA for the three fiscal quarterly periods then ended (i.e. aggregate EBITDA for the fiscal quarters ending December 31, 1999, March 31, 2000 and June 30, 2000 times 1.33); and

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                           (iv) the U.S. Borrower shall maintain at all times
                  Eligible Receivables such that, on each day, the product of
                  (A) Eligible Receivables times (B) 80% is no less than $13,000,000.

         SUBPART 2.6. Payment on Business Day. Section 9.08 of the Existing Credit Agreement is amended in its entirety to read as follows:

                  9.08 PAYMENT ON BUSINESS DAY.

         Should any installment or other payment of the principal of or interest on the Notes, or any fee or other amount owing under this Loan Agreement, become due and payable on other than a Business Day, the maturity thereof shall be extended to the next succeeding Business Day thereafter and in the case of an installment of principal, interest shall be payable thereon at the rate per annum herein specified during such extension.

                                    PART III
                           CONDITIONS TO EFFECTIVENESS

         SUBPART 3.1 Effective Date. This Agreement shall be and become effective as of the date hereof (the "Effective Date") when all of the conditions set forth in this Subpart 3.1 shall have been satisfied.

                  3.1.1. Execution of Agreement. The Bank shall have received an original duly executed counterpart of this Agreement from the Borrowers and the Guarantors.

                  3.1.2. Closing Certificate. The Bank shall have received a certificate from the U.S. Borrower, in form and substance satisfactory to the Bank, certifying inter alia that (i) no Default or Event of Default exists as of the Effective Date, and (ii) the representations and warranties of the Credit Parties made in or pursuant to the Existing Credit Agreement and the other Loan Documents are true in all material respects on and as of the Effective Date.

                  3.1.3. Commitment Extension Fee. The Bank shall have received the U.S. Borrower's payment of a commitment extension fee in the amount of $18,000 in consideration of the Bank's extension of the Maturity Date pursuant to the terms of this Agreement. Such fee shall be fully earned by the Bank as of the Effective Date.

                  3.1.4. Environmental Consultants. The Bank shall be satisfied that (a) the U.S. Borrower has engaged appropriate consultants to perform environmental due diligence on all domestic real estate owned by the Credit Parties (other than the real estate relating to the financing which is the subject of the Participation Agreement) and (b) such environmental due diligence will be completed in form and substance satisfactory to the Bank prior to June 15, 2000.

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                                     PART IV
                                  MISCELLANEOUS

         SUBPART 4.1 Cross-References. References in this Agreement to any Part or Subpart are, unless otherwise specified, to such Part or Subpart of this Agreement.

         SUBPART 4.2 Instrument Pursuant to Existing Credit Agreement. This Agreement is a document executed pursuant to the Existing Credit Agreement and shall (unless otherwise expressly indicated therein) be construed, administered and applied in accordance with the terms and provisions of the Existing Credit Agreement.

         SUBPART 4.3 Credit Documents. Each Credit Party hereby confirms and agrees that the Loan Documents are, and shall continue to be, in full force and effect, except as amended hereby, and except that, on and after the Effective Date references in each Loan Document to the "Credit Agreement", "thereunder", "thereof" or words of like import referring to the Existing Credit Agreement shall mean the Amended Credit Agreement.

         SUBPART 4.4. Representations and Warranties. Each Credit Party hereby represents and warrants that (i) it has the requisite corporate power and authority to execute, deliver and perform this Agreement, (ii) it is duly authorized to, and has been authorized by all necessary corporate action, to execute, deliver and perform this Agreement, (iii) it has no claims, counterclaims, offsets, or defenses to the Loan Documents and the performance of its obligations thereunder, or if such Credit Party has any such claims, counterclaims, offsets, or defenses to the Loan Documents or any transaction related to the Loan Documents, the same are hereby waived, relinquished and released in consideration of the Bank's execution and delivery of this Agreement, (iv) the representations and warranties contained in the Loan Documents are, subject to the limitations set forth therein, true and correct in all material respects on and as of the date hereof as though made on and as of such date (except for those which expressly relate to an earlier date), (v) no event of default under any other agreement, document or instrument to which such Credit Party is a party will occur as a result of the transactions contemplated hereby, and (vi) as of the date of this Agreement, no Event of Default exists.

         SUBPART 4.5. Costs and Expenses. The U.S. Borrower hereby agrees to pay on demand all costs and expenses (including without limitation the reasonable fees and expenses of counsel to the Bank) incurred by the Bank in connection with the negotiation, preparation, execution, and delivery of this Agreement and the enforcement or preservation of any rights and remedies of the Bank hereunder (including without limitation any such fees and expenses subsequently incurred by the Bank in any subsequent bankruptcy or insolvency proceeding involving a Credit Party).

         SUBPART 4.6. Counterparts, Effectiveness, Etc. This Agreement may be executed by the parties hereto in several counterparts, each of which shall be deemed to be an original and all of which shall constitute together but one and the same agreement.

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         SUBPART 4.7. Captions. The captions in this Agreement are inserted only as a matter of convenience and for reference and in no way define, limit or describe the scope of this Agreement or any provision hereof.

         SUBPART 4.8 Governing Law. THIS AMENDMENT SHALL BE DEEMED TO BE A CONTRACT MADE UNDER AND GOVERNED BY THE INTERNAL LAWS OF THE STATE OF NORTH CAROLINA WITHOUT GIVING EFFECT TO THE CONFLICT OF LAW PRINCIPLES THEREOF.

         SUBPART 4.9 Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

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         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their respective duly authorized officers as of the day and year first above written.


U.S. BORROWER:                     APPLIED ANALYTICAL INDUSTRIES, INC.,
                                   a Delaware corporation


                                   By:_________________________
                                   Name:_______________________
                                   Title:______________________


GERMAN BORROWER:                   AAI APPLIED ANALYTICAL INDUSTRIES
                                   DEUTSCHLAND GmbH & CO., KG,
                                   a German corporation


                                   By:_________________________
                                   Name:_______________________
                                   Title:______________________


THE GUARANTORS:                    APPLIED ANALYTICAL INDUSTRIES
                                            LEARNING CENTER, INC.
                                   AAI TECHNOLOGIES, INC.
                                   AAI PROPERTIES, INC.
                                   KANSAS CITY ANALYTICAL SERVICES, INC.
                                   MEDICAL & TECHNICAL RESEARCH
                                            ASSOCIATES, INC.
                                   AAI JAPAN, INC.
                                   APPLIED ANALYTICAL INDUSTRIES
                                            ITALY, S.r.l.
                                   AAI UK LTD.
                                   AAI VERMOGENSVER-
                                            WALTUNGSGESELLSCHAFT mgH
                                   AAI APPLIED ANALYTICAL INDUSTRIES
                                            DEUTSCHLAND VERWALTUNGS-
                                            GESELLSCHAFT mbH
                                   APPLIED ANALYTICAL INDUSTRIES
                                            DEUTSCHLAND GmbH
                                   AAI BENELUX B.V.
                                   AAI APPLIED ANALYTICAL INDUSTRIES
                                            FRANCE S.A.R.L.
                                   NEOSAN ARZNEIMITTEL-
                                            VERTRIEBSGESELLSCHAFT mbH

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                                   I.P.A.- INTERNATIONALE PHARMA
                                            AGENTUR GmbH
                                   INPHARMCO GESELLSCHAFT zur
                                            VERMARKTUNG VON
                                            ARZNEIMITTELN mbH
                                   LAB (GREAT BRITAIN) LIMITED
                                   PROSCIENTIA HOLDING AG
                                   TECHNOPHARM S.A.

                                   By:_________________________
                                   Name:_______________________
                                   Title:______________________



BANK:                              BANK OF AMERICA, N.A.


                                   By:_________________________
                                   Name:_______________________
                                   Title:______________________